Exhibit 99.2
Boise Inc.
Quarterly Statistical Information

	2012
	Q1	Q2	Q3	Q4	YTD
Packaging
Sales Volumes
Linerboard, Total (short tons)	152,620	145,958	155,743	156,763	611,084
Linerboard, External Sales (short tons)	52,974	38,168	36,539	31,189	158,870
Newsprint (short tons)	54,767	58,265	60,023	60,345	233,400
Corrugated Containers and Sheets (mmsf)	2,433	2,485	2,584	2,578	10,079
Net Sales Price (a)
Linerboard, Total, Mill ($/short ton)	$449	$452	$462	$502	$467
Linerboard, External Sales, Mill ($/short ton)	$398	$404	$421	$452	$415
Newsprint Mill ($/short ton)	$540	$542	$537	$540	$540
Corrugated Containers and Sheets ($/msf) (b)	$76	$76	$76	$77	$76
Depreciation & Amortization (000)	$15,485	$15,149	$14,823	$15,459	$60,916
Capital Spending (000)	$6,600	$11,938	$13,347	$29,397	$61,282

Paper
Sales Volumes
Commodity UFS (short tons)	203,332	197,652	195,276	189,392	785,652
Premium and Specialty UFS (short tons)	121,771	114,862	118,559	112,997	468,189
Total UFS	325,103	312,514	313,835	302,389	1,253,841
Corrugating Medium (short tons)	32,549	34,159	33,709	34,864	135,281
Market Pulp (short tons)	8,489	10,346	18,474	15,635	52,944
Net Sales Price (a)
Commodity UFS ($/short ton)	$910	$901	$898	$876	$897
Premium and Specialty UFS ($/short ton)	$1,087	$1,094	$1,100	$1,070	$1,088
Corrugating Medium ($/short ton)	$482	$481	$509	$562	$509
Market Pulp ($/short ton)	$477	$481	$449	$443	$458
Depreciation & Amortization (000)	$21,215	$21,305	$21,812	$23,318	$87,650
Capital Spending (000)	$14,862	$16,282	$15,654	$24,288	$71,086

Total Company
EBITDA (000) (c)	$87,408	$75,149	$59,182	$78,281	$300,020
EBITDA Excluding Special Items (000) (c)	$87,408	$75,149	$90,470	$78,738	$331,765
Net Income Per Share: Basic	$0.22	$0.14	$0.04	$0.14	$0.52
Net Income Per Share: Diluted	$0.21	$0.14	$0.04	$0.13	$0.52
Net Income excluding special items per diluted share (c)	$0.21	$0.14	$0.23	$0.14	$0.71
Free cash flow (000) (c)	$8,346	$12,324	$62,311	$14,407	$97,388
____________

(a)	Average net selling prices for our principal products represents sales less freight costs, discounts, and allowances.

(b)	The increase in sales price in 2012, compared with 2011, is primarily due to Hexacomb.

(c)	Reconciliations of net income (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income to net income excluding special items, and free cash flow are provided as an appendix.

Boise Inc.
Quarterly Statistical Information

	2011
	Q1	Q2	Q3	Q4	YTD
Packaging
Sales Volumes
Linerboard, Total (short tons)	137,866	154,176	156,518	157,900	606,460
Linerboard, External Sales (short tons)	61,939	55,479	55,270	57,478	230,166
Newsprint (short tons)	54,566	59,695	57,942	58,557	230,760
Corrugated Containers and Sheets (mmsf) (b)	1,912	2,228	2,284	2,297	8,720
Net Sales Price (a)
Linerboard, Total, Mill ($/short ton)	$451	$462	$464	$457	$459
Linerboard, External Sales, Mill ($/short ton)	$424	$425	$427	$413	$422
Newsprint Mill ($/short ton)	$542	$540	$541	$541	$541
Corrugated Containers and Sheets ($/msf) (b)	$63	$69	$70	$71	$68
Depreciation & Amortization (000)	$10,973	$12,849	$13,044	$13,681	$50,547
Capital Spending (000)	$7,870	$9,756	$10,285	$21,286	$49,197

Paper
Sales Volumes
Commodity UFS (short tons)	197,237	195,663	193,562	184,508	770,970
Premium and Specialty UFS (short tons)	113,627	117,079	118,482	109,622	458,810
Total UFS	310,864	312,742	312,044	294,130	1,229,780
Corrugating Medium (short tons)	32,773	34,060	34,568	33,883	135,284
Market Pulp (short tons)	21,927	16,562	31,455	20,277	90,221
Net Sales Price (a)
Commodity UFS ($/short ton)	$934	$910	$948	$932	$931
Premium and Specialty UFS ($/short ton)	$1,085	$1,087	$1,093	$1,094	$1,090
Corrugating Medium ($/short ton)	$469	$487	$483	$485	$481
Market Pulp ($/short ton)	$603	$631	$574	$455	$565
Depreciation & Amortization (000)	$22,052	$22,363	$22,471	$22,596	$89,482
Capital Spending (000)	$15,907	$18,574	$18,275	$21,469	$74,225

Total Company
EBITDA (000) (c)	$82,238	$70,514	$98,524	$81,371	$332,647
EBITDA Excluding Special Items (000) (c)	$84,438	$70,514	$98,524	$85,035	$340,241
Net Income Per Share: Basic (d)	$0.23	$0.11	$0.25	$0.16	$0.74
Net Income Per Share: Diluted (d)	$0.21	$0.11	$0.24	$0.15	$0.70
Net Income excluding special items per diluted share (c) (d)	$0.22	$0.11	$0.24	$0.17	$0.75
Free cash flow (000) (c)	$36,985	$5,380	$49,311	$29,753	$121,429
____________

(a)	Average net selling prices for our principal products represents sales less freight costs, discounts, and allowances.

(b)	Includes the corrugated container and sheet volumes and prices for Tharco and Hexacomb since their acquisitions on March 1, and December 1, 2011, respectively.

(c)	Reconciliations of net income (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income to net income excluding special items, and free cash flow are provided as an appendix.

(d)
During the six months ended June 30, 2011, Boise Inc. warrant holders exercised their warrants, resulting in the issuance of 38.4 million additional common shares. During 2011, we repurchased 21.2 million of our common shares, resulting in a decrease to the number of weighted average shares included in the basic and diluted net income per share calculation.

Boise Inc.
Quarterly Statistical Information

	2010
	Q1	Q2	Q3	Q4	YTD
Packaging
Sales Volume
Linerboard (short tons)	138,561	157,236	153,434	152,380	601,611
Segment Linerboard (short tons)	61,878	53,950	48,254	61,129	225,211
Newsprint (short tons)	53,572	59,071	58,613	59,434	230,690
Corrugated Containers and Sheets (mmsf)	1,616	1,686	1,741	1,691	6,735
Net Sales Price (a)
Linerboard Mill ($/short ton)	$364	$427	$468	$470	$434
Segment Linerboard Mill ($/short ton)	$296	$340	$398	$431	$365
Newsprint Mill ($/short ton)	$442	$474	$511	$539	$493
Corrugated Containers and Sheets ($/msf)	$53	$56	$59	$59	$57
Depreciation & Amortization (000)	$9,696	$9,579	$9,599	$9,682	$38,556
Capital Spending (000)	$3,372	$5,923	$10,566	$18,762	$38,623

Paper
Sales Volume
Commodity UFS (short tons)	203,003	196,570	203,563	180,892	784,028
Premium and Specialty UFS (short tons)	108,815	115,316	114,776	110,021	448,928
Total UFS	311,818	311,886	318,339	290,913	1,232,956
Medium (short tons)	31,823	31,390	33,893	29,438	126,544
Market Pulp (short tons)	18,558	13,382	27,287	21,968	81,195
Net Sales Price (a)
Commodity UFS ($/short ton)	$899	$934	$957	$954	$936
Premium and Specialty UFS ($/short ton)	$1,020	$1,030	$1,076	$1,068	$1,049
Medium ($/short ton)	$408	$460	$502	$499	$467
Market Pulp ($/short ton)	$496	$605	$563	$544	$549
Depreciation & Amortization (000)	$21,469	$21,698	$21,903	$22,289	$87,359
Capital Spending (000)	$9,917	$15,397	$17,981	$24,552	$67,847

Total Company
EBITDA (000) (b)	$29,261	$70,070	$109,829	$93,391	$302,551
EBITDA Excluding Special Items (000) (b)	$54,916	$66,951	$110,948	$92,750	$325,565
Net Income (Loss) Per Share: Basic	$(0.16)	$0.17	$0.45	$0.32	$0.78
Net Income (Loss) Per Share: Diluted	$(0.16)	$0.16	$0.43	$0.31	$0.75
Net Income excluding special items per diluted share (b)	$0.04	$0.14	$0.44	$0.31	$0.91
Free cash flow (000) (b)	$53,228	$43,582	$51,783	$29,569	$178,162
____________

(a)	Average net selling prices for our principal products represents sales less freight costs, discounts, and allowances.

(b)
Reconciliations of net income (loss) (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income (loss) to net income excluding special items, and free cash flow are provided as an appendix.

Boise Inc.

Appendix

Other Financial Measures
(dollars and shares in thousands, except per-share data)

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation, amortization, and depletion. The following table reconciles net income to EBITDA for 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
Net income	$21,338	$13,662	$3,603	$13,547	$52,150
Interest expense	15,365	15,433	15,458	15,484	61,740
Interest income	(44)	(54)	(3)	(59)	(160)
Income tax provision	13,193	8,805	2,584	9,402	33,984
Depreciation, amortization, and depletion	37,556	37,303	37,540	39,907	152,306
EBITDA	$87,408	$75,149	$59,182	$78,281	$300,020

The following table reconciles EBITDA to EBITDA excluding special items by quarter and year to date for 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
EBITDA	$87,408	$75,149	$59,182	$78,281	$300,020
St. Helens charges	—	—	31,288	457	31,745
EBITDA excluding special items	$87,408	$75,149	$90,470	$78,738	$331,765

The following table reconciles net income to net income excluding special items and presents net income excluding special items per diluted share for 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
Net income	$21,338	$13,662	$3,603	$13,547	$52,150
St. Helens charges	—	—	31,288	457	31,745
Tax provision for special items (a)	—	—	(12,108)	(177)	(12,285)
Net income excluding special items	$21,338	$13,662	$22,783	$13,827	$71,610
Weighted average common shares outstanding: diluted	101,414	101,008	101,030	101,180	101,143
Net income excluding special items per diluted common share	$0.21	$0.14	$0.23	$0.14	$0.71
___________

(a)	Special items are tax effected in the aggregate at an assumed combined federal and state statutory rate in effect for the period.

The following table reconciles cash provided by operations to free cash flow for 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
Cash provided by operations	$31,479	$41,648	$92,147	$69,756	$235,030
Expenditures for property and equipment	(23,133)	(29,324)	(29,836)	(55,349)	(137,642)
Free cash flow	$8,346	$12,324	$62,311	$14,407	$97,388

Boise Inc.

Appendix

Other Financial Measures (Continued)
(dollars and shares in thousands, except per-share data)

The following table reconciles net income to EBITDA for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD
Net income	$18,694	$11,897	$28,364	$16,255	$75,210
Interest expense	16,367	16,072	15,725	15,653	63,817
Interest income	(78)	(74)	(58)	(59)	(269)
Income tax provision	13,281	6,529	18,119	12,202	50,131
Depreciation, amortization, and depletion	33,974	36,090	36,374	37,320	143,758
EBITDA	$82,238	$70,514	$98,524	$81,371	$332,647

The following table reconciles EBITDA to EBITDA excluding special items for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD
EBITDA	$82,238	$70,514	$98,524	$81,371	$332,647
Inventory purchase accounting expense	2,200	—	—		2,200
Transaction-related costs (a)	—	—	—	1,364	3,094
Loss on extinguishment of debt	—	—	—	2,300	2,300
EBITDA excluding special items	$84,438	$70,514	$98,524	$85,035	$340,241
___________

(a)
Transaction-related costs during first, second, and third quarter 2011 were not individually significant and were not considered special items in any of these quarters. Total transaction-related costs during fourth quarter and for the year 2011 were significant and are reported as special items.

The following table reconciles net income to net income excluding special items and presents net income excluding special items per diluted share for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD
Net income	$18,694	$11,897	$28,364	$16,255	$75,210
Inventory purchase accounting expense	2,200	—	—	—	2,200
Transaction-related costs (a)	—	—	—	1,364	3,094
Loss on extinguishment of debt	—	—	—	2,300	2,300
Tax provision for special items (b)	(851)	—	—	(1,418)	(2,939)
Net income excluding special items	$20,043	$11,897	$28,364	$18,501	$79,865
Weighted average common shares outstanding: diluted (c)	90,417	111,772	117,955	106,613	106,746
Net income excluding special items per diluted common share	$0.22	$0.11	$0.24	$0.17	$0.75
___________

(a)
Transaction-related costs during first, second, and third quarter 2011 were not individually significant and were not considered special items in any of these quarters. Total transaction-related costs during fourth quarter and for the year 2011 were significant and are reported as special items.

(b)	Special items are tax effected in the aggregate at an assumed combined federal and state statutory rate in effect for the period.
(c)
The increase in the weighted average number of common shares is primarily related to 38.4 million additional common shares issued related to warrants exercised during the six months ended June 30, 2011, partially offset by 21.2 million common shares repurchased during the second half of 2011.

Boise Inc.

Appendix

Other Financial Measures (Continued)
(dollars and shares in thousands, except per-share data)

The following table reconciles cash provided by operations to free cash flow for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD
Cash provided by operations	$61,635	$34,467	$79,443	$74,646	$250,191
Expenditures for property and equipment	(24,650)	(29,087)	(30,132)	(44,893)	(128,762)
Free cash flow	$36,985	$5,380	$49,311	$29,753	$121,429

The following table reconciles net income (loss) to EBITDA for 2010:

	2010
	Q1	Q2	Q3	Q4	YTD
Net income (loss)	$(12,685)	$13,310	$35,923	$26,186	$62,734
Interest expense	16,474	16,178	16,100	16,073	64,825
Interest income	(37)	(61)	(105)	(103)	(306)
Income tax provision (benefit)	(6,622)	8,376	25,454	18,164	45,372
Depreciation, amortization, and depletion	32,131	32,267	32,457	33,071	129,926
EBITDA	$29,261	$70,070	$109,829	$93,391	$302,551

The following table reconciles EBITDA to EBITDA excluding special items for 2010:

	2010
	Q1	Q2	Q3	Q4	YTD
EBITDA	$29,261	$70,070	$109,829	$93,391	$302,551
St. Helens mill restructuring	128	(434)	234	252	180
Change in fair value of energy hedges	3,330	(2,713)	885	(893)	609
Loss on extinguishment of debt	22,197	28	—	—	22,225
EBITDA excluding special items	$54,916	$66,951	$110,948	$92,750	$325,565

The following table reconciles net income (loss) to net income excluding special items and presents net income excluding special items per diluted share for 2010:

	2010
	Q1	Q2	Q3	Q4	YTD
Net income (loss)	$(12,685)	$13,310	$35,923	$26,186	$62,734
Change in fair value of energy hedges	3,330	(2,713)	885	(892)	609
St. Helens mill restructuring	128	(434)	234	252	180
Loss on extinguishment of debt	22,197	28	—	—	22,225
Tax (provision) benefit for special items (a)	(9,928)	1,207	(433)	248	(8,906)
Net income excluding special items	$3,042	$11,398	$36,609	$25,794	$76,842
Weighted average common shares outstanding: diluted	84,195	84,093	84,082	84,157	84,131
Net income excluding special items per diluted common share	$0.04	$0.14	$0.44	$0.31	$0.91
___________

(a)	Special items are tax effected in the aggregate at an assumed combined federal and state statutory rate in effect for the period.

The following table reconciles cash provided by operations to free cash flow for 2010:

	2010
	Q1	Q2	Q3	Q4	YTD
Cash provided by operations	$67,962	$66,329	$80,999	$74,491	$289,781
Expenditures for property and equipment	(14,734)	(22,747)	(29,216)	(44,922)	(111,619)
Free cash flow	$53,228	$43,582	$51,783	$29,569	$178,162